UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2006

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-128153	20-3397172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

435 Hudson Street, New York, New York 10014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 807-9060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 – Financial Information.

Item 2.02 Results of Operations and Financial Condition.

Section 9 – Financial Statements and Exhibits.

Item 9.01 – Financial Statements and Exhibits.

Signatures.

Exhibit index.

Exhibit 99.1.

Section 2 – Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On April 12, 2006, the Registrant issued a news release announcing earnings for the fiscal quarter and fiscal year ended January 28, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filling.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is being furnished herewith:

99.1  Press Release of dELiA*s, Inc., dated April 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.
(Registrant)

Date: April 12, 2006	/s/ Robert E. Bernard
Robert E. Bernard, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 12, 2006.